                                                        Exhibit 10.5





                              ROBBINS & MYERS, INC.
                              ---------------------

                              EMPLOYEE SAVINGS PLAN

                (Revised and Restated Effective January 1, 1996)





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                              ROBBINS & MYERS, INC.
                              ---------------------

                              EMPLOYEE SAVINGS PLAN

                                TABLE OF CONTENTS

                                                                                                PAGE
ARTICLE I - NAME, PURPOSE AND HISTORY OF PLAN...................................................  1

ARTICLE II - DEFINITIONS AND CONSTRUCTION.......................................................  1
         Section 2.01.   Definitions............................................................  1
         Section 2.02.   Construction...........................................................  5

ARTICLE III - PARTICIPATION.....................................................................  6
         Section 3.01.   Eligibility to Participate.............................................  6
         Section 3.02.   Election to Participate................................................  7

ARTICLE IV - CONTRIBUTIONS......................................................................  7
         Section 4.01.   Amount of Participant's Contributions..................................  7
         Section 4.02.   Limitations on Basic Contributions.....................................  7
         Section 4.03.   Suspension of Contributions............................................  8
         Section 4.04.   Payment of Basic Contributions to Trustee..............................  9
         Section 4.05.   Employer Matching Contributions........................................  9
         Section 4.06.   Limitations on Contributions For
                         Nondiscrimination Testing Purposes..................................... 10
         Section 4.07.   Maximum Annual Additions............................................... 14

ARTICLE V - TRUST AGREEMENT; INVESTMENT FUNDS
                  AND PARTICIPANT INVESTMENT ELECTIONS.......................................... 17
         Section 5.01.   Trust Agreement........................................................ 17
         Section 5.02.   Investment Funds....................................................... 17
         Section 5.03.   Allocation and Reallocation of
                         Contributions Among Investment Funds................................... 18
         Section 5.04.   Fees and Expenses...................................................... 18
         Section 5.05.   Exclusive Benefit and Funding Policy................................... 18
         Section 5.06.   Special Rules Relating to Certain
                         Participants Subject to Section 16(b).................................. 18

ARTICLE VI - PARTICIPANT ACCOUNTS............................................................... 19
         Section 6.01.   Establishment of Accounts.............................................. 19
         Section 6.02.   Adjustment of Participants' Accounts................................... 19

ARTICLE VII - VESTING; DISTRIBUTION OF ACCOUNTS................................................. 20
         Section 7.01.   Vesting................................................................ 20
         Section 7.02.   Distribution Upon Termination of
                         Employment............................................................. 20
         Section 7.03.   Designation of Beneficiary............................................. 21
         Section 7.04.   Manner and Timing of Distributions..................................... 21
         Section 7.05.   Years of Service....................................................... 23
         Section 7.06.   One Year Break in Service.............................................. 23

ARTICLE VIII - WITHDRAWALS AND LOANS............................................................ 24
         Section 8.01.   Withdrawal of Supplemental Contributions............................... 24
         Section 8.02.   Withdrawal of After-Tax Contributions.................................. 24

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
         Section 8.03.   Withdrawals After Age 59-1/2........................................... 24
         Section 8.04.   Hardship Withdrawals................................................... 24
         Section 8.05.   Source of Funds for Withdrawals........................................ 25
         Section 8.06.   Loans to Participants.................................................. 26

ARTICLE IX - ADMINISTRATION..................................................................... 27
         Section 9.01.   Designation of Fiduciaries............................................. 27
         Section 9.02.   Board.................................................................. 27
         Section 9.03.   Corporate Benefits Committee............................................27
         Section 9.04.   Action of Committee ................................................... 29
         Section 9.05.   Trustee................................................................ 30
         Section 9.06.   Employer Records....................................................... 30
         Section 9.07.   Indemnification........................................................ 30
         Section 9.08.   Discrimination Prohibited.............................................. 30
         Section 9.09.   Representation in Proceedings.......................................... 30
         Section 9.10.   Time of Delivery....................................................... 31

ARTICLE X - MISCELLANEOUS....................................................................... 31
         Section 10.01.  Rights to Trust Assets................................................. 32
         Section 10.02.  Non-Recommendation of Investment....................................... 32
         Section 10.03.  Non-Alienation......................................................... 32
         Section 10.04.  Facility of Payment.................................................... 32
         Section 10.05.  Unclaimed Benefits..................................................... 32

ARTICLE XI - TOP-HEAVY PLAN PROVISIONS.......................................................... 33
         Section 11.01.  Effect of Top-Heavy Status............................................. 33
         Section 11.02.  Additional Definitions................................................. 33
         Section 11.03.  Minimum Benefits....................................................... 34
         Section 11.04.  Maximum Benefit Limits................................................. 35

ARTICLE XII - AMENDMENT......................................................................... 35
         Section 12.01.  General Amendment...................................................... 35
         Section 12.02.  Amendment of Vesting Schedule.......................................... 35

ARTICLE XIII - SUSPENSION, DISCONTINUANCE OR TERMINATION........................................ 36

         Section 13.01.  Termination or Partial Termination of the
                         Plan................................................................... 36
         Section 13.02.  Termination of the Trust............................................... 36
         Section 13.03.  Discontinuance of Employer Contributions............................... 36

ARTICLE XIV - GENERAL........................................................................... 37
         Section 14.01.  Severability........................................................... 37
         Section 14.02.  Merger of Plans........................................................ 37
         Section 14.03.  Plan Not a Contract of Employment...................................... 37
         Section 14.04.  Successors; Reorganizations............................................ 37
         Section 14.05.  Expenses............................................................... 38
         Section 14.06.  Controlling Law........................................................ 38
         Section 14.07.  Construction........................................................... 38
         Section 14.08.  Headings............................................................... 38
         Section 14.09.  Counterparts........................................................... 38
         Section 14.10.  Treasury Qualification................................................. 38
         Section 14.11.  Denial of Guaranty..................................................... 39

SUPPLEMENT A - IRS MODEL DIRECT ROLLOVER REVISIONS.............................................. 40
SUPPLEMENT B - IRS MODEL SECTION 401(a)17 LIMITATION............................................ 41

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
SUPPLEMENT C - PERIOD OF LIMITED ACTIVITY ...................................................... 42

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                                   CERTIFICATE
                                   -----------

         I, ___________________ of Robbins & Myers, Inc. and a member of its Corporate Benefits Committee, hereby certify that the attached document is a full, true and complete copy of the Robbins & Myers Employee Savings Plan, as adopted by the Corporate Benefits Committee of Robbins & Myers, Inc., on ________________, 1995, to be effective as of January 1, 1996.

         Dated this _____ day of _________, 1995.

                                        _____________________________




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                              ROBBINS & MYERS. INC.
                              ---------------------

                              EMPLOYEE SAVINGS PLAN


                                    ARTICLE I

                        NAME, PURPOSE AND HISTORY OF PLAN
                        ---------------------------------

         Robbins & Myers, Inc., an Ohio corporation (the "Company"), has previously established the Robbins & Myers, Inc. Employee Savings Plan for Salaried Employees of Chemineer, Edlon, and Pfaudler and the Robbins & Myers, Inc. Employee Savings Plan (the "Plans"). The Company now restates those plans in the form of the Robbins & Myers, Inc. Employee Savings Plan ("Plan"), effective January 1, 1996 (the "Effective Date"). Its purpose is to stimulate employee savings for financial security on a tax-advantaged basis.

         The Plan has been amended and restated to bring it into compliance with the requirements of the Internal Revenue Code of 1986. The Company intends that this Plan and the related Trust qualify under all applicable provisions of the Internal Revenue Code of 1986, as amended ("Code"), and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and each of the terms of this Plan and the Trust Agreement shall be so interpreted. This Plan is intended to be a profit sharing plan with a qualified cash or deferred arrangement meeting the requirement of Code sections 401(a) and 401(k).

         The provisions of the Plan may be modified or supplemented by Supplements to the Plan. Any such Supplement shall form a part of the Plan as of its effective date and be attached hereto.

                                   ARTICLE II

                          DEFINITIONS AND CONSTRUCTION
                          ----------------------------

         SECTION 2.01. DEFINITIONS. For purposes of the Plan, unless the content clearly or necessarily indicates otherwise, the following words and phrases shall have the meaning set forth in the definitions below:

         (a) "Account" shall mean the separate Account or Accounts to be maintained under the Plan for each Participant as provided in Section 6.02.

         (b) "Acquired Business" shall mean one or more plants, units or other facilities acquired by the Company or any other Employer after the Effective Date as a going concern.

         (c) "Affiliate" shall mean each corporation or unincorporated trade or business which is a member of either a controlled group of

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corporations, a group of trades or businesses under common control, or an affiliated service group within the meaning of Code sections 414(b), (c) or (m), which includes the Company, or any other entity required to be aggregated with the Company pursuant to regulations under Code section 414(o).

         (d) "After-Tax Contributions" shall mean contributions by the Participant pursuant to the Participant's authorization to make regular payroll deductions from his Compensation pursuant to Section 4.01(b). The term shall be deemed to include amounts contributed as "Qualified Deposits" under the terms of the Plan in effect prior to January 1, 1985.

         (e) "Basic Contributions" shall mean contributions made pursuant to
Section 4.01(a) or (b) and shall include both Pre-Tax Contributions and After-Tax Contributions.

         (f) "Beneficiary" shall mean the person or persons designated on Timely Notice by a Participant to receive benefits in the event of the Participant's death, as provided in Section 7.03.

         (g) "Board" shall mean the Board of Directors of the Company.

         (h) "Committee" shall mean the Corporate Benefits Committee described in Section 9.01 hereof, which committee shall be the plan administrator for purposes of ERISA.

         (i) "Compensation" shall mean an Employee's total salary or wages from an Employer before deductions, including annual base pay bonuses, commissions and overtime and Pre-Tax Contributions hereunder and any other salary reduction amount under Code section 401(k), but excluding deferred compensation, contributions by an Employer to this or any other benefit plan, and any other form of remuneration which is not "compensation" within the meaning of Code section 415, all as determined in accordance with such rules, regulations or standards as may be prescribed by the Committee. The maximum annual compensation that may be taken into account hereunder for any Participant shall be $150,000 or such greater amount as may be permitted pursuant to Code section 401(a)(17). In determining the compensation of a Participant for purposes of this limitation, the rules of Code section 414(q)(6) shall apply, except that, in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the Plan Year.

         (j) "Effective Date" means January 1, 1996.

         (k) "Employee" shall mean any person who is in the employ of an Employer during periods in which he meets the following conditions:

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                  (i) he is employed by an Employer on its United States
         payroll;

                  (ii) he is not in a unit of employees covered by a collective bargaining agreement, unless such collective bargaining agreement specifically provides for the application of the Plan to the employees in such unit; and

                  (iii) his employment is not in a group which has been excluded by the Corporate Benefits Committee from participation in the Plan.

The term shall not include persons employed by an Employer at an Acquired Business unless and until the Corporate Benefits Committee designates the persons so employed as Employees hereunder.

         In addition, any leased employee (within the meaning of Code section 414(n)(2)) of the Employer performing services shall be treated as an Employee of the Employer. However, contributions or benefits provided by the leasing organization for any leased employee which are attributable to services performed for the Employer shall be treated as provided by the Employer. The preceding sentences shall not apply to any leased employee of the Employer if
(a) leased employees do not constitute more than 20 percent of the Employer's nonhighly compensated workforce (as defined by reference to Code section 414(q)) and (b) the leased employee is covered by a money purchase pension plan maintained by the leasing organization which provides (i) a nonintegrated employer contribution rate for each participant of at least 10 percent of compensation (ii) full and immediate vesting and (iii) immediate participation for all employees of the leasing organization (except for those individuals whose compensation is less than $1,000 in each Plan Year during the 4-year period ending with the Plan Year). Notwithstanding any other provisions of the Plan, for purposes of determining the number or identity of highly compensated employees (within the meaning of Code section 414(q)), the employees of the Employer shall include all individuals defined as Employees in this Section 2.01(m).

         Notwithstanding the preceding paragraph, a leased employee shall be deemed to be in a class of employees not eligible to participate in this Plan unless such participation is required as a condition of the Plan's qualification under Code section 401(a).

         (l) "Employer" shall mean the Company, Chemineer, Inc., Edlon, Inc., Pfaudler, Inc. and each other Affiliate which, with the approval of the Corporate Benefits Committee, adopts this Plan.

         (m) "Employer Contributions" shall mean amounts contributed under the Plan by Employers as provided in Article IV. The term shall also be deemed to include forfeitures applied to reduce the amount of an Employer's contributions otherwise due hereunder.

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         (n) "Employment Commencement Date" shall mean the date on which an
Employee first performs an Hour of Service.

         (o) "Highly Compensated Employee" shall mean an individual described in Code section 414(q) and Section 4.06 of this Plan.

         (p) "Hour of Service" shall mean:

                  (i) Each hour for which the Employee is paid or entitled to payment, for the performance of duties for the Company or an Affiliate, during the applicable computation period. These hours shall be credited to the Employee for the computation period in which the duties were performed;

                  (ii) each hour for which the Employee is paid or entitled to payment by the Company or an Affiliate, either directly or indirectly, on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, and leave of absence, but excluding payments under a plan maintained solely for the purpose of complying with workmen's compensation, unemployment compensation, or disability insurance laws and also excluding payments for medical or medically related expenses. No more than 501 Hours of Service shall be credited under this paragraph (ii) for any single computation period whether or not such period occurs in a single computation period); and

                  (iii) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company or an
         Affiliate:

The same hours of service shall not be credited under clause (i) or clause (ii), as the case may be, and under clause (iii). Further, no more than 501 Hours of Service shall be credited for payment of back pay to the extent it is agreed to or awarded for a period of time during which an Employee did not or would not have performed duties. These Hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made. Hours of Service shall be computed and credited in accordance with paragraphs
(b) and (c) of Section 2530.200b-2 of the Department of Labor Regulations.

         (q) "Investment Fund" means an unsegregated fund established at the direction of the Committee pursuant to Section 5.02, and invested in securities, insurance contracts, mutual fund shares or other property of such type and characteristics as the Committee shall determine.

         (r) "Normal Retirement Age" shall mean the date on which the Participant attains age 65.

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         (s) "Participant" shall mean an Employee who has satisfied the requirements of Section 3.01 and has made Basic Contributions under the Plan. The term shall also include any other person whose interests derived from participation in a prior plan are transferred or rolled over into the Plan. A person who has become a Participant hereunder shall continue to be a Participant until his entire Account has been distributed or forfeited pursuant to the Plan.

         (t) "Part-Time Employee" shall mean an Employee who is regularly scheduled to perform less than 20 Hours of Service per week or whose work schedule, because of its seasonal or temporary nature, is expected to result in completion of fewer than 1,000 Hours of Service per year.

         (u) "Plan" shall mean the Robbins & Myers, Inc. Employee Savings Plan for Salaried Employees of Chemineer, Edlon and Pfaudler.

         (v) "Plan Year" shall mean the calendar year.

         (w) "Pre-Tax Contributions" shall mean amounts contributed by the Participant's Employer pursuant to the Participant's authorization and direction under Section 4.01(a) to make such contribution on the Participant's behalf in lieu of payment of an equal amount directly to the Participant.

         (x) "After-Tax Contributions" shall mean amounts contributed as such under the terms of the Plan as it was in effect prior to the Effective Date.

         (y) "Supplemental Contributions" shall mean amounts contributed as "Special Deposits" under the terms of the plan as it was in effect prior to the Effective Date.

         (z) "Timely Notice" shall mean a notice in writing on a form prescribed by the Committee and filed at such places and at such reasonable times as shall be required by the rules of the Committee.

         (aa) "Trust" shall mean the trust fund established pursuant to the provisions of this Plan, as it may be amended from time to time.

         (bb) "Trustee" shall mean the Trustee under the Trust.

         (cc) "Valuation Date" shall mean each business day.

         SECTION 2.02. CONSTRUCTION.

         (a) Where appearing in this Plan, the masculine shall include the feminine and the plural shall include the singular, unless the context clearly indicates otherwise. The words "hereof", "herein",

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"hereunder", and other similar compounds of the word "here" shall mean and refer to the entire Plan and not to any particular section or subsection. Titles of articles and sections are for reference purposes only.

         (b) The Plan is intended to be a qualified profit sharing plan meeting the requirements of Code section 401(a) and to contain a "qualified cash or deferred arrangement" meeting the requirements of Code section 401(k), and shall be interpreted so as to comply with the applicable requirements thereof, where such requirements are not clearly contrary to the express terms hereof. In all other respects, the Plan shall be construed and its validity determined according to the laws of the State of Ohio to the extent such laws are not preempted by applicable requirements of federal law. In case any provision of this Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if said illegal or invalid provisions had never been included herein.

                                   ARTICLE III

                                  PARTICIPATION
                                  -------------

         SECTION 3.01.  ELIGIBILITY TO PARTICIPATE.

         (a) Each Participant in the prior Plans on December 31, 1995 shall continue as a Participant subject to the terms of the Plan on January 1, 1996 if he is then an Employee. Each Employee who would have become a Participant under one of the Prior plans on January 1, 1996 shall become a Participant under this Plan on January 1, 1996 if he is then an Employee. On or after January 1, 1996, an Employee, other than a Part-Time Employee, shall be eligible to participate herein as of the first January 1, April 1, July 1 or October 1 which is at least 90 days after his Employment Commencement Date.

         (b) A Part-Time Employee, shall be eligible to participate herein as of the last day of his "qualifying period". For purposes of this subsection, the "qualifying period" of a Part-Time Employee shall mean the first 12-consecutive-month period commencing on his Employment Commencement Date or any anniversary thereof, during which he completes at least 1,000 Hours of Service.

         (c) A former Participant whose employment has terminated and who is subsequently reemployed as an Employee shall reenter the Plan as a Participant on the date of his reemployment. If a reemployed Employee was not formerly a Participant in the Plan, he shall be considered a new Employee and required to meet the requirements of Section 3.01 to be eligible to participate in the Plan.

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         SECTION 3.02. ELECTION TO PARTICIPATE. An Employee may elect to participate in the Plan by filing his election with his Employer on a Timely Notice to make Basic Contributions on the Participant's behalf, as provided in
Section 4.01. Such election shall be effective with the January 1, April 1, July 1 or October 1 which next follows the later of (i) the filing of the election or
(ii) the date as of which he shall have become eligible to participate herein as determined under Section 3.01. Such election shall remain in effect so long as the Participant remains an Employee as defined herein, subject to Sections 4.03 and 8.04 relating to the suspension of contributions.

                                   ARTICLE IV

                                  CONTRIBUTIONS
                                  -------------

         SECTION 4.01. AMOUNT OF PARTICIPANT'S CONTRIBUTIONS.

         (a) BASIC CONTRIBUTIONS. Subject to the limitations described in Sections 4.02, 4.06 and 4.07, a Participant may elect to make Pre-Tax Basic Contributions in any whole percentage from 1 to 12 percent of the Participant's Compensation. Basic Contributions shall be made by the Participant's Employer in lieu of payment of an equal amount directly to the Participant as current compensation, pursuant to authorization by the Participant on a form provided by the Committee. A Participant's Basic Contributions for a Plan Year may not exceed the limitation of Code section 402(g). No After-Tax Contributions will be made under the Plan on or after the Effective Date.

         (b) SUPPLEMENTAL CONTRIBUTIONS. The Plan does not permit Supplemental Contributions.

         (c) CHANGE IN RATE OF CONTRIBUTIONS. The designated rates of a Participant's Basic Contributions may be changed as of the first day of any month following the Company's receipt of Timely Notice, but shall remain in effect for successive periods of time unless changed.

         SECTION 4.02. LIMITATIONS ON BASIC CONTRIBUTIONS.

         (a) No Participant shall be permitted to have Basic Contributions made under the Plan and any other plan maintained by the Employer during any taxable year in excess of the dollar limitation contained in Code section 402(g) as in effect at the beginning of such taxable year.

         (b) Excess Elective Deferrals under this Plan, plus any income and minus any losses allocable thereto, may be distributed to the Participant no later than March 15 of the following year.

         (c) DEFINITIONS.

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                  (i) "EXCESS ELECTIVE DEFERRALS" shall mean those Basic
         Contributions that are includable in a Participant's gross income under Code section 402(g) to the extent such Participant's Elective Deferrals for a taxable year exceed the dollar limitation under such Code section. Excess Elective Deferrals shall be treated as Annual Additions under the Plan.

                  (ii) "ELECTIVE DEFERRALS" with respect to any taxable year, shall mean, the sum of all employer contributions (including those of another employer who is not an Employer who has adopted this Plan) made on behalf of a Participant pursuant to an election to defer under any qualified cash or deferred arrangement as described in Code section 401(k), any simplified employee pension cash or deferred arrangement as described in Code section 402(h)(l)(B), any eligible deferred compensation plan under Code section 457, any plan as described under
         Section 501(c) (18), and any employer contributions made on the behalf of a Participant for the purchase of an annuity contract under Code section 403(b) pursuant to a salary reduction agreement.

         (d) DETERMINATION OF INCOME OR LOSS. Excess Elective Deferrals shall be adjusted for any income or loss up to the date of distribution using the method described in this subsection or any other method permitted under Treasury Regulation Section l.402(g)-1(e)(5). The income or loss allocable to Excess Elective Deferrals is the sum of: (i) income or loss allocable to the Participant's Basic Contributions for the taxable year multiplied by a fraction, the numerator of which is such Participant's Excess Elective Deferrals for the year and the denominator of which is the Participant's Account balance attributable to Basic Contributions without regard to any income or loss occurring during such taxable year; and (ii) ten percent (10%) of the amount determined under (i) multiplied by the number of whole calendar months between the end of the Participant's taxable year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month.

         SECTION 4.03.  SUSPENSION OF CONTRIBUTIONS.

         (a) A Participant's Basic Contributions shall be suspended if any of the following occurs:

                  (i) the Participant elects, in the form of a Timely Notice, to suspend all of his Basic Contributions being made pursuant to Section 4.01;

                  (ii) the Participant receives a hardship withdrawal under
         Section 8.04; or

                  (iii) the Participant fails to qualify as an Employee. (A Participant on an authorized leave of absence without pay fails to qualify as an Employee for purposes of this Section.)

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Suspensions shall be effective as soon as practicable following such occurrence.
Participants will not be permitted to make up suspended contributions. A Participant's Basic Contributions shall be suspended for the period described in
Section 8.04(d) following his receipt of a hardship withdrawal.

         (b) A Participant whose contributions have been suspended for reasons other than a Hardship Withdrawal pursuant to Section 8.04 of this Plan may resume making contributions as of the next January 1, April 1, July 1 or October 1 following his provision of Timely Notice provided that he is then an Employee as defined herein.

         SECTION 4.04. PAYMENT OF BASIC CONTRIBUTIONS TO TRUSTEE. Each Employer shall periodically (but not less frequently than monthly), remit to the Trustee (or to the Company, if the Company has remitted to the Trustee) the amounts withheld from the Compensation of its Employees as Basic Contributions under the Plan. Such amounts shall be credited to the Accounts of Participants on a monthly basis.

         SECTION 4.05. EMPLOYER MATCHING CONTRIBUTIONS.

         (a) Each Employer shall make contributions for each of its eligible Employees in an amount equal to forty percent (40%) of the Employee's Basic Contributions up to six percent (6%) of his Compensation that he elects to make as Basic Contributions and each Employer may contribute, from its current or accumulated profits (as determined in accordance with generally accepted accounting principles), on behalf of each Participant (excluding any Participant who resigned or was dismissed during that year and who is not employed by the Employers on the last day of that year) an amount, if any, equal to such percentage (which shall be the same for all Participants) of the Participant's Basic Contributions for that Plan Year as the Employer shall decide and as shall be approved by the Corporate Benefits Committee. Amounts forfeited from the Accounts of Employees of the Employer pursuant to Section 7.01 shall be applied to reduce the amount of the Employer's Matching Contributions otherwise payable hereunder.

         (b) Employer Matching Contributions under this subsection shall be made in "qualifying employer securities" (as defined in Section 407(d)(4) of ERISA) issued by the Company ("Company Stock"), on or before the due date of the Company's tax return for the year.

         (c) Employer Matching Contributions hereunder are conditioned upon their deductibility under Code section 404. Notwithstanding any provision herein to the contrary, to the extent a deduction is disallowed, contributions may be returned to the Employer within one year after such disallowance.

         (d) Employer Matching Contributions shall be forfeited to the extent they are based on Excess Elective Deferrals under Section

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4.02(c), Basic Contributions that are Excess Contributions or After-Tax
Contributions that are Excess Aggregate Contributions distributed under Section 4.06(h). Any forfeitures that occur will be used to reduce Employer Matching Contributions for the next Plan Year.

         SECTION 4.06.  LIMITATIONS ON CONTRIBUTIONS FOR
NONDISCRIMINATION TESTING PURPOSES.

         (a) Employer Matching Contributions and Basic Contributions allocated to the Accounts of Highly-Compensated Employees shall not in any Plan Year exceed the limits specified in this Section 4.06. The Committee may make the adjustments authorized in this Section 4.06 to ensure that the limits of Subsections (b) (the "Actual Deferral Percentage test") and (c) (the "Average Contribution Percentage test") are not exceeded, regardless of whether such adjustments affect some Participants more than others. This Section shall be administered and interpreted in accordance with Code sections 401(k) and 401(m).

         (b) The Actual Deferral Percentage of the Highly-Compensated Employees shall not exceed, in any Plan Year, the greater of:

                  (i) The Actual Deferral Percentage of all other Participants for such Plan Year multiplied by 1.25; or

                  (ii) The lesser of the (A) Actual Deferral Percentage. of all other Participants for such Plan Year multiplied by two (2) and (B) the Actual Deferral Percentage of all other Participants for such Plan Year plus two (2) percentage points, or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly-Compensated Employee.

         (c) The Average Contribution Percentage of the Highly Compensated Employee shall not exceed, in any Plan Year, the greater of:

                  (i) The Average Contribution Percentage of all other Participants for such Plan Year multiplied by 1.25; or

                  (ii) The lesser of (A) the Average Contribution Percentage of all other Participants for such Plan Year multiplied by two (2) and (B) the Average Contribution Percentage of all other Participants for such Plan Year plus two (2) percentage points, or such lesser amounts as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly-Compensated Employee.

         (d) The following terms shall have the meanings specified herein for purposes of this Section 4.06.

                                      -10-

                  (i) ACTUAL DEFERRAL PERCENTAGE. The average, for a specified group of Participants for a Plan Year, of the ratios (calculated separately for each Participant in such group) of (1) the amount of Employer contributions actually paid over to the Trust on behalf of such Participant for the Plan Year to (2) the Participant's compensation for such Plan Year, as determined under Treasury Regulation Section 1.401(k)-1(g)(2). For this purpose, Employer contributions on behalf of any Participant shall include Basic Contributions, including amounts in excess of the dollar limitation contained in Section 4.02(g) of the Code described in Section 4.02, but excluding Basic Contributions that are taken into account in the Average Contribution Percentage test (provided that the Actual Deferral Percentage test is satisfied both with and without exclusion of these Basic Contributions). For purposes of computing Actual Deferral Percentages, an Employee who would be a Participant but for the failure to make Basic Contributions shall be treated as a Participant on whose behalf no Basic Contributions are made.

                  (ii) AVERAGE CONTRIBUTION PERCENTAGE. The average for a designated group of Employees of the ratios (calculated separately for each Employee in the group) of (1) the sum of (A) the Employer Matching Contributions paid and credited to the Account of such Employee for a Plan Year, and (B) any Basic Contributions which are to be taken into account for purposes of the Average Contribution Percentage Test, to
         (2) such Employee's compensation for such Plan Year, as determined under Treasury Regulation Section 1.401(k)-1(g)(2). Participant Basic Contributions may be used in the Average Contribution Percentage test provided that the Actual Deferral Percentage test is met before the Basic Contributions are used in the Average Contribution Percentage test and continues to be met following the exclusion of those contributions that are used to meet the Average Contribution Percentage test.

                  (iii) HIGHLY-COMPENSATED EMPLOYEE. The term Highly Compensated Employee shall mean Highly Compensated Active Employees and Highly Compensated Former Employees.

                  A Highly Compensated Active Employee includes any Employee who performs service for the Employer during the determination year and who, during the look-back year: (i) received compensation from the Employer in excess of $75,000 (as adjusted pursuant to Code section 415(d)); (ii) received compensation from the Employer in excess of $50,000 (as adjusted pursuant to Code section 415(d)) and was a member of the top paid group for such year; or (iii) was an officer of the Employer and received compensation during such year that is greater than 50 percent of the dollar limitation in effect under Code section 415(b)(1)(A). The term Highly Compensated Employee also includes: (i) Employees who are both described in the preceding sentence if the term "determination year" is

                                      -11-
         substituted for the term "look-back year" and the Employee is one of the 100 employees who received the most compensation from the Employer during the determination year; and (ii) employees who are five percent owners at any time during the look-back year or determination year.

                  If no officer has satisfied the compensation requirement of
         (iii) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee.

                  For purposes of this Section, the determination year shall be the Plan Year. The look-back year shall be the twelve-month period immediately preceding the determination year.

                  A Highly Compensated Former Employee includes any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Employer during the determination year, and was a Highly Compensated Active Employee for either the separation year or any determination year ending on or after the Employee's 55th birthday.

                  If an Employee is, during a determination year or look-back year, a family member of either a five percent owner who is an active or former Employee or a Highly Compensated Employee who is one of the ten (10) most Highly Compensated Employees ranked on the basis of compensation paid by the Employer during such year, then the family member and the five percent owner or top-ten Highly Compensated Employee shall be aggregated. In such case, the family member and five percent owner or top-ten Highly Compensated Employee shall be treated as a single employee receiving compensation and plan contributions or benefits equal to the sum of such compensation and contributions or benefits of the family member and five percent owner or top-ten Highly Compensated Employee. For purposes of this Section, family member includes the spouse, lineal ascendants and descendants of the Employee or former Employee and the spouses of such lineal ascendants and descendants.

                  The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, the top ten Employees, the number of Employees treated as officers and the compensation that is considered, will be made in accordance with Code section 414(q) and the regulations thereunder.

         (e) For purposes of determining compliance with the Actual Deferral Percentage Test and the Average Contribution Percentage test, Basic Contributions and Employer Matching Contributions must

                                      -12-
be made before the last day of the twelve-month period immediately following the Plan Year to which the contributions relate.

         (f) The Committee shall maintain records sufficient to demonstrate satisfaction of the Actual Deferral Percentage test and the Average Contribution Percentage test and the amount of Basic Contributions and Employer Matching Contributions used in such test.

         (g) For purposes of determining the Actual Deferral Percentage or Average Contribution Percentage of a Participant who is a five percent owner or one of the ten most highly paid Highly Compensated Employees, the Basic Contributions, Employer Matching Contributions, and Compensation of such Participant shall include the Basic Contributions, Employer Matching Contributions, and Compensation for the Plan Year of family members (as defined in Code section 414(q)(6)). Family members, with respect to Highly Compensated Employees, shall be disregarded as separate employees in determining the Actual Deferral Percentages and Average Contribution Percentages of Participants who are Highly Compensated Employees and Participants who are not Highly Compensated Employees.

         (h) TREATMENT OF EXCESS CONTRIBUTIONS. If Employer Matching Contributions or Basic Contributions exceed any of the limits specified in Subsections 4.06(b) and (c) for a Plan Year, then the Plan Administrator shall correct such excess in accordance with the provisions of this Subsection (h).

                  (i) Notwithstanding any other provision of this Plan, unless Employer Matching Contributions are treated as Qualified Matching Contributions as provided under Subsection (iv) below, excess contributions and excess aggregate contributions (as defined in subsections (ii) and (iii) below) attributable to Basic Contributions, plus any income and minus any loss allocable thereto, such income or loss determined and allocated in accordance with Treasury Regulation Section l.401(k)-l(f)(4)(ii), shall be distributed no later than the last day of each Plan Year to Participants to whose accounts such excess contributions and excess aggregate contributions were allocated for the preceding Plan Year. Employer Matching Contributions based on such Basic Contributions distributed as excess contributions and excess aggregate contributions shall be forfeited as provided under Section 4.05(d). Excess contributions and excess aggregate contributions shall be allocated to Participants who are subject to the family member aggregation rules of Code section 414(q) (6) in the manner prescribed by the regulations. If such excess contributions and excess aggregate contributions are distributed more than 2-1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten percent (10%) excise tax will be imposed on the Employer maintaining the Plan with respect to those amounts. Excess contributions and excess aggregate

                                      -13-
         contributions shall be treated as Annual Additions under the plan.

                  (ii) "Excess contributions" shall mean, with respect to any Plan Year, the excess of:

                           (A) The aggregate amount of Employer contributions
                  actually taken into account in computing the Actual Deferral Percentage of Highly Compensated Employees for such Plan Year, over

                           (B) The maximum amount of such contributions
                  permitted by the Actual Deferral Percentage test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of the Actual Deferral Percentages, beginning with the highest of such percentages).

                  (iii) "Excess aggregate contributions" shall mean, with respect to any Plan Year, the excess of:

                           (A) The aggregate amount of Employer contributions
                  taken into account in computing the numerator of the Average Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan year, over

                           (B) The maximum amount of Employer contributions
                  permitted by the Average Contribution Percentage test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such percentages).

                  (iv) The Plan Administrator may, in its sole discretion, elect to treat any portion of the Employer Matching Contributions as Qualified Matching Contributions to be taken into account for the Actual Deferral Percentage test to the extent necessary to satisfy the requirements of this Section 4.06. To the extent Employer Matching Contributions are treated as Qualified Matching Contributions and taken into account for the Actual Deferral Percentage test, they may not be taken into account for the Average Contribution Percentage test. To the extent Employer Matching Contributions are treated as Qualified Matching Contributions they shall be allocated to Participants' Accounts within the Plan Year to which they relate and shall be paid to the Trust no later than 12 months after the end of the Plan Year to which they relate.

         SECTION 4.07.  MAXIMUM ANNUAL ADDITIONS.

         (a) The Annual Addition to the Accounts of any Participant for a Limitation Year, when added to the Annual Additions to his accounts under all other defined contribution plans (if any)

                                      -14-
maintained by the Employer, may not exceed the Maximum Permissible Amount. In addition, in the case of a Participant who also participates in a defined benefit plan maintained by the Employer, the Annual Addition for a Limitation Year will, if necessary, be further limited so that the sum of the Defined Contribution Plan Fraction and the Defined Benefit Plan Fraction for such Limitation Year does not exceed 1.0.

         (b) DEFINITIONS. For purposes of this Article, the following definitions and rules of interpretation shall apply:

                  (i) ANNUAL ADDITIONS. The sum of the following amounts credited to a Participant's Account for the Limitation Year:

                           (A) Employer Contributions;

                           (B) Employee Contributions; and

                           (C) Forfeitures.

                           Annual additions shall also include (i) any amounts
                  allocated to an individual medical account, as defined in Code section 415(l)(2) which is part of a pension or annuity plan maintained by an Employer and (ii) amounts derived from contributions for post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code section 419A(d)) under a welfare benefit plan (as defined in Code section 419(e)) maintained by an Employer.

                  (ii) COMPENSATION. A Participant's earned income, wages, salaries, and fees for professional services and other amounts received for personal service actually rendered in the course of employment with the Employer maintaining the Plan (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses), and excluding the following:

                           (A) Employer contributions to a plan of deferred
                  compensation which are not includable in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

                           (B) Amounts realized from the exercise of a
                  nonqualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                                      -15-

                           (C) Amounts realized from the sale, exchange, or
                  other disposition of stock acquired under a qualified stock option; and

                           (D) Other amounts which received special tax
                  benefits, or contributions made by the Employer (whether or not under a compensation reduction agreement) towards the purchase of an annuity described in Code section 403(b) (whether or not the amounts are actually excludable from the gross income of the Employee).

         For purposes of applying the limitations of this Article, Compensation for a Limitation Year is the Compensation actually paid or includable in gross income during such year.

                  (iii) DEFINED BENEFIT FRACTION. A fraction, the numerator of which is the projected annual benefit of the Participant under all defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of (i) the product of 1.25 multiplied by the dollar limitation in effect under Code section 415(b)(1)(A) for such Plan Year, or (ii) the product of 1.4 multiplied by the amount which may be taken into account under Code section 415(b)(l)(B)with respect to such Participant under the Plan for such Plan Year.

                  (iv) DEFINED CONTRIBUTION FRACTION. A fraction, the numerator of which is the sum of the Annual Additions to the Participant's accounts under defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years, and the denominator of which is the sum of the lesser of the following amounts determined for such limitation Year and all prior Limitation Years of service with the Employer: (i) the product of 1.25 multiplied by the dollar limitation in effect under Code section 415(c)(l)(A) for such Plan Year (determined without regard to Code section 415(c)(6)), or (ii) the product under Code section 415(c)(1)(B) (or Code section 415(c) (7), if applicable) with respect to the Participant under the Plan for such Plan Year.

                  (v) MAXIMUM PERMISSIBLE AMOUNT. The lesser of thirty thousand dollars ($30,000) (or, if larger, one-fourth of the dollar limitation in effect under Code section 415(b)(l)(A)) or twenty-five percent (25%) of the Participant's Compensation for the Limitation Year.

                  (vi) LIMITATION YEAR.  The Plan Year.

         (c) In the event that rules set forth in Subsections (a) or (b) would otherwise be violated after making all possible adjustments under the terms of any defined benefit plans, then such Employee's benefits under this Plan shall be reduced by forfeiting

                                      -16-
a pro rata portion of the Employer Matching Contribution made with respect thereto and, in the event such return is not sufficient to eliminate the violation, by returning the Participant's Basic Contributions together with the earnings thereon and by forfeiting a pro rata portion of Employer Matching Contributions made with respect thereto. Such forfeited Employer Matching Contributions shall be held in a suspense account and used to reduce Employer Matching Contributions to all Participants in the next Limitation Year.

                                    ARTICLE V

                        TRUST AGREEMENT; INVESTMENT FUNDS
                      AND PARTICIPANT INVESTMENT ELECTIONS
                      ------------------------------------

         SECTION 5.01. TRUST AGREEMENT. The Company shall enter into a trust agreement with a corporate trustee selected by the Corporate Benefits Committee to act as Trustee. The Trustee shall receive all Basic Contributions and all Employer Matching Contributions and shall hold, manage, administer and invest the same, reinvest any income, and make distributions in accordance with the provisions of the Plan and the trust agreement. The trust agreement shall be in such form and contain such provisions as the Board may deem necessary and appropriate to effectuate the purposes of the Plan and to qualify the Plan and the Trust under the Code.

         SECTION 5.02. INVESTMENT FUNDS. The Committee shall establish two or more Investment Funds and shall advise the Trustee in writing of the types of investments to be made for each Investment Fund. The Committee may direct that any such Investment Fund will be invested in one or more insurance contracts or mutual funds selected by the Committee or may appoint one or more investment managers to direct the investment of any Investment Fund. The Committee may at any time add, delete or change the investment medium or investment manager of any Investment Fund, provided that if such change substantially changes the characteristics of any Investment Fund, Participants utilizing such Fund shall be notified and given an opportunity to reallocate their Account balances. Notwithstanding the foregoing, the Committee shall at all times on and after September 1, 1995 cause to be maintained an Investment Fund, known as the Robbins & Myers, Inc. Company Stock Fund," the assets of which shall be invested in shares of a class of voting common stock issued by the Company, which are regularly traded on an established securities market and are required to be, and are, registered under the provisions of Section 12 of the Securities Exchange Act of 1934, as amended. Notwithstanding the asset character of an Investment Fund, the Trustee, in its sole discretion, may invest any amount held under the Fund in cash or cash equivalents pending investment of, or any distribution or withdrawal from, that fund pursuant to the terms of the Trust Agreement or the Plan. The Plan shall be administered in compliance with the provisions of
Section 404 (c) of ERISA.

                                      -17-

         SECTION 5.03. ALLOCATION AND REALLOCATION OF CONTRIBUTIONS AMONG INVESTMENT FUNDS.

         (a) ALLOCATION. On Timely Notice a Participant shall elect to allocate all of his Basic Contributions and Employer Matching Contributions among the Investment Funds established pursuant to Section 5.02 in whole multiples of 1 percent of such Contributions. An election under this subsection may be changed as of any business day but shall remain in effect for successive periods of time unless changed on Timely Notice. In the event that a Participant fails to direct the investment of contributions subject to his direction or fails to replace any directions which may have been suspended or revoked, then such contributions shall be invested in an Investment Fund designated by the Committee which invests primarily in securities or other property providing a fixed or guaranteed rate of return.

         (b) INVESTMENT FUND TRANSFERS. A Participant may on Timely Notice elect to transfer his interests in any one or more Investment Funds to other Investment Funds. Except to the extent that the conditions governing any Investment Fund (such as a fund investing in guaranteed investment contracts issued by an insurance company) may limit or prohibit such transfers, such transfers may be made on any business day. Such election shall be in such form as the Committee shall determine.

         SECTION 5.04. FEES AND EXPENSES. Brokerage fees and other direct costs of investment shall be paid by the Trustee out of that fund of the Trust to which such cost is attributable. All other costs and expenses of the Plan including without limitation the Trustee's fees and transfer taxes shall be paid by the Company.

         SECTION 5.05. EXCLUSIVE BENEFIT AND FUNDING POLICY.

         (a) All contributions hereunder shall be paid to the Trust and all property and funds of the Trust allocable to the Plan, including income from investments and from all other sources, shall be managed solely in the interest of Participants and their Beneficiaries and for the exclusive purpose of:

                  (i) providing benefits to Participants and their Beneficiaries; and

                  (ii) defraying the reasonable expenses of administering the Plan.

         (b) To the extent not specifically set forth in the Plan or Trust, the Trustee shall establish the funding policy for the Plan and shall consult with the Committee with respect thereto.

         SECTION 5.06. SPECIAL RULES RELATING TO CERTAIN PARTICIPANTS SUBJECT TO
SECTION 16(B). Notwithstanding any other provision of the Plan, the Plan shall at all times be administered in a manner

                                      -18-
that will minimize or eliminate a Participant's liability to the Company under
Section 16(b) of the Securities Exchange Act of 1934, and the rules, regulations and interpretations thereunder.

                                   ARTICLE VI

                              PARTICIPANT ACCOUNTS
                              --------------------

         SECTION 6.01. ESTABLISHMENT OF ACCOUNTS. A separate Account shall be established and maintained in the name of each Participant. To the extent necessary or appropriate to provide for the proper administration of the Plan, such Account shall include separate balances for interests derived from Pre-tax and After-Tax Contributions, Supplemental Contributions and Employer Matching Contributions and such other separate balances as the Committee shall determine. As soon as practicable following the end of each Plan Year, the Company shall provide to each Participant a statement of his Account balances, which may, but need not, be provided more frequently.

         SECTION 6.02. ADJUSTMENT OF PARTICIPANTS' ACCOUNTS. On, or as soon as administratively practicable after, each Valuation Date, the Company shall cause Participants' Accounts to be adjusted, as of that Valuation Date, as follows:

         (a) FIRST, by adjusting the balances of the Participant's interests invested under each of the Investment Funds as of the last preceding Valuation Date, upward or downward, pro rata, according to the interests so that the aggregate interests of Participants invested under that Investment Fund will equal the then "Adjusted Net Worth" (as defined below) of that Investment Fund;

         (b) NEXT, by executing the Investment Fund transfer elections made by each Participant pursuant to the provisions of Section 5.03 that are to be executed as of that date;

         (c) NEXT, by charging to the proper Accounts of each Participant the amount of any distributions made to or on account of that Participant pursuant to the provisions of Articles VII and VIII since the last preceding Valuation Date and with any cost directly related to any such distribution or loan that have not been charged previously;

         (d) FINALLY, by crediting the proper Accounts of each Participant with the amount of any contributions made on his behalf or by him pursuant to the provisions of Article IV that are to be credited as of that date.

The "Adjusted Net Worth" of any Investment Fund as of any Accounting Date means the then fair market value of the assets held in the Investment Fund, as determined by the Trustee.

                                      -19-

                                   ARTICLE VII

                        VESTING; DISTRIBUTION OF ACCOUNTS
                        ---------------------------------

         SECTION 7.01. VESTING. A Participant's right to the balances credited to his Basic Contributions Account and his Supplemental and After-Tax Contributions Accounts, if any, shall at all times be fully vested and nonforfeitable. A Participant's right to the balance of his Employer Matching Contributions is subject to the following table:

Number of Completed                                                                    Forfeitable
Years of Service                                                                       Percentage
----------------                                                                       ----------
Less than 1 year                                                                       100 percent
at least 1 year but less than 2 years                                                   80 percent
at least 2 years but less than 3 years                                                  60 percent
at least 3 years but less than 4 years                                                  40 percent
at least 4 years but less than 5 years                                                  20 percent
5 years or more                                                                          0 percent;


The portion of a Participant's Employer Matching Contributions Account that is not distributable to him by reason of the provisions of this subsection shall be forfeited and shall be applied, commencing with the Plan Year next following the Plan Year during which the Participant first incurs a One Year Break in Service (as defined in subsection 7.06) to reduce the amount of any Employer Matching Contributions that would otherwise be made pursuant to subsection 4.05, until exhausted. Notwithstanding the foregoing provisions of this Section, the Forfeitable Percentage of an Employee of an Employer who participated in the Robbins & Myers, Inc. Savings Plan for Salaried Employees of Chemineer, Edlon and Pfaudler prior to January 1, 1996 shall be determined under the provisions of Section 12.02 of the Plan.

         SECTION 7.02. DISTRIBUTION UPON TERMINATION OF EMPLOYMENT. When a Participant's employment with the Company and any Affiliates is terminated for any reason (except an intercompany transfer between the Company or any Affiliate and another Affiliate), including death, disability or retirement, the entire vested balance in such Participant's Account shall be paid at the time and in the manner specified in Section 7.04. If the termination occurs by reason of the death of the Participant, or if the Participant dies before the distribution is completed, distribution shall be made to the Participant's Beneficiary. If a Participant terminates employment with the Company and Affiliates but does not take a distribution under this subsection, his entire Account shall be invested in the Investment Fund selected by the Committee for that purpose and shall continue to share in the earnings, gains and losses of such Investment Fund until distribution has been completed.

                                      -20-

         SECTION 7.03. DESIGNATION OF BENEFICIARY. A Participant may designate any person, trust and/or other entity as Beneficiary. Any such designation shall be in writing and filed with the Committee on the form and in the manner prescribed by the Committee, and may be revoked or changed at any time by the-Participant. Notwithstanding the foregoing, in the event that the Participant has a spouse at the time of his death, such spouse shall be the Participant's Beneficiary unless (i) such spouse has consented in writing to the Participant's designation of a different Beneficiary, (ii) such consent acknowledges the effect of such election and is witnessed by a plan representative appointed by the Committee or by a notary public, and (iii) the Participant is survived by a Beneficiary designated as such as described above. Any such consent shall be irrevocable, but shall be effective only with respect to the specific Beneficiary designation unless the consent expressly permits designations by the Participant without any requirement of further consent. In the event that the Participant is not married at the time of death and either no valid designation of Beneficiary is on file with the Committee at the date of death or no designated Beneficiary survives, the Participant's estate shall be the Beneficiary.

         SECTION 7.04. MANNER AND TIMING OF DISTRIBUTIONS.

         (a) All amounts becoming payable under Section 7.02 shall be paid in the form of a lump sum cash distribution, provided, however that at the election of the Participant, distribution of whole shares of Company Stock shall be made in kind.

         (b) Distributions under this Section shall be made as soon as practicable after the Valuation Date which is coincident with or next follows the Participant's election to receive his Account.

         (c) Notwithstanding the foregoing, if the value of the Participant's interests exceeds $3,500, no distribution shall be made prior to the Participant's Normal Retirement Age unless the prior written consent of the Participant and the Participant's spouse, if any (or if either the Participant or the spouse has died, the survivor) to the distribution has been obtained by the Plan Administrator within the period beginning no more than 90 days and ending no less than 30 days before the date payments are to be made or commenced. The Plan Administrator shall notify the Participant and the Participant's spouse of the right to defer any distribution until the Participant's Normal Retirement Age. Such notification shall include a general description of the material features of, and an explanation of the relative values of, the optional forms of benefit under the Plan in a manner that would satisfy the notice requirements of Code section 417(a)(3), and shall be provided no less than 30 days and no more than 90 days prior to the date that benefit payments are to be made or commenced. If the Participant or Beneficiary fails to consent, distribution shall be made as soon as practicable after the Participant attains Normal Retirement Age; provided that

                                      -21-
distribution shall in all events be completed not later than five (5) years after the date of the Participant's death. In the event that distribution is deferred, the Participant's entire Account shall be invested in the Investment Funds selected by the Participant under Section 5.03.

         (d) Notwithstanding any election to the contrary, payment of benefits to a Participant shall commence no later than the April 1 next following the close of the calendar year in which he attains age 70-1/2, whether or not the Participant has retired.

         (e) All distributions required under this Section 7.04 shall be determined and made in accordance with the provisions of Code section 401(a)(9) and the regulations issued thereunder, including the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of the Treasury Regulations.

         (f) Pre-Tax Contributions, Employer Matching Contributions, and income allocable to each, shall not be distributed to Participants or Beneficiaries earlier than upon separation from service, death, or disability, or upon the occurrence of one of the following events:

                  (i) The termination of the Plan without establishment of a successor defined contribution plan as such term is defined in Section 1.401(k)-l(d)(3) of the Treasury regulations.

                  (ii) The disposition by the Company of substantially all of the assets (within the meaning of Section 401(k)-l(d) (4)(iv)(A) of the Treasury regulations) used in the trade or business of the Company if the Company continues to maintain this Plan after the disposition, but only with respect to Employees who continue employment with the corporation acquiring such assets.

                  (iii) The disposition by the Company to an unrelated entity of the Company's interest in a subsidiary (within the meaning of Section 409(d)(3) of the Code) if the Company continues to maintain this Plan, but only with respect to Employees who continue employment with such subsidiary.

                  (iv) The attainment of age 59-1/2 or, in the case of Pre-Tax Contributions only, the hardship of the Participant, as described in
         Section 8.04.

         (g) Notwithstanding the foregoing provisions of this subsection, a Participant in the Robbins & Myers, Inc. Employee Savings Plan on December 31, 1995 shall have the right to receive a distribution of his account balance as of December 31, 1995 under subsection 7.02 in 5 substantially equal annual or more frequent installments if his Distribution Eligibility Date occurs on account of his retirement on:

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



                  (i) a normal retirement date elected by him which must occur on or after the date on which he attains age 65 years;

                  (ii) an early retirement date elected by him which must occur on or after the later of the date on which he both attains age 55 years and completes at least 10 Years of Service (as defined in subsection 7.06) or the date on which he is first eligible to retire on an early retirement date under the terms of any defined benefit plan (as defined in section 414(j) of the Code) that is maintained by an Employer and in which he is a participant, but prior to the date on which he attains age 65 years.

         SECTION 7.05. YEARS OF SERVICE. The term "Years of Service" means, with respect to any employee of Participant, the number of years, including fractional portions thereof, elapsed since the first date for which he was paid, or entitled to payment, for the performance of duties for the Employers or Affiliates, subject to the following:

         (a) an employee's or Participant's number of Years of Service for the period ended on December 31, 1995, shall be equal to his number of "Years of Service", if any, determined in accordance with the provisions of the Plan as in effect on that date;

         (b) for purposes of determining the nonforfeitable portion of the balance of a Participant's Employer Matching Contributions Account accrued prior to the date he incurs a One Year Break in Service, his number of Years of Service accrued after 5 consecutive One Year Breaks in Service shall be disregarded.

         (c) if a Participant's employment with the Employers and Affiliates is terminated and he incurs a One Year Break in Service, he shall not be credited with service for the period elapsed between the date his employment is terminated and the date, if any, of his reemployment by the Employers or Affiliates;

         (d) if an employee or Participant does not have a nonforfeitable right under the Plan to any portion of an Employer Matching Contributions Account balance, and the number of his consecutive One Year Breaks in Service equals or exceeds 5, then, his number of Years of Service, if any, accrued prior to such break shall be disregarded and he shall be considered as a new employee.

         SECTION 7.06. ONE YEAR BREAK IN SERVICE. The term "One Year Break in Service" means, with respect to any employee or Participant, the 12-consecutive-month period commencing on his Distribution Eligibility Date if he is not paid or entitled to payment for the performance of duties for the Employers, or the Company Affiliates during that period.

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                                  ARTICLE VIII

                              WITHDRAWALS AND LOANS
                              ---------------------

         SECTION 8.01. WITHDRAWAL OF SUPPLEMENTAL CONTRIBUTIONS. Participant may elect to withdraw, as of any Valuation Date, all or part of any balances credited to such Participant's Account attributable to Supplemental Contributions, provided that, in no event shall any Participant have a right under this Section to withdraw amounts in excess of the amounts actually contributed as Supplemental Contributions. The minimum withdrawal under this Section (together with any contemporaneous withdrawal under Section 8.02) shall be $500.00.

         SECTION 8.02. WITHDRAWAL OF AFTER-TAX CONTRIBUTIONS. A Participant may elect to withdraw, as of any Valuation Date, all or part of any balances credited to such Participant's Account, attributable to After-Tax Contributions; provided that Supplemental Contributions, if any, have been previously withdrawn or are withdrawn at the same time; and provided further that in no event shall any Participant have a right to withdraw amounts in excess of the amounts actually contributed as After-Tax Contributions. The minimum withdrawal under this Section (together with any contemporaneous withdrawal under Section 8.01) shall be $500.00.

         SECTION 8.03. WITHDRAWALS AFTER AGE 59-1/2. A Participant who has attained age 59-1/2 may elect to withdraw, as of any Valuation Date, all or part of the balances credited to such Participant's Account.

         SECTION 8.04. HARDSHIP WITHDRAWALS.

         (a) Prior to the termination of the Participant's employment, upon a demonstration by the Participant of an immediate and heavy financial need that cannot be met from other resources that are reasonably available to the Participant, a Participant shall be permitted, on Timely Notice, to make a withdrawal of an amount not exceeding the lesser of (i) the amount needed to satisfy such need, or (ii) 100% of all balances in the Participant's Account which are derived from the Participant's Pre-Tax Contributions. Notwithstanding the foregoing, (i) amounts derived from Employer Matching Contributions may not be withdrawn pursuant to this Section, and (ii) distributions made pursuant to this Section may not include any earnings credited on or after January 1, 1989 to the balance in the Participant's Account derived from Pre-Tax Contributions.

         (b) For purposes of this Section, "an immediate and heavy financial need" shall be deemed to exist if the distribution is on account of:

                  (i) Unreimbursed medical expenses described in Code section 213(d) incurred by the Participant, the Participant's

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



         spouse, or any dependent of the Participant (as defined in Code section 152);

                  (ii) Costs directly related to the purchase of the principal residence for the Participant (excluding mortgage payments);

                  (iii) Payment of tuition and related fees for the next semester or quarter of post-secondary education for the Participant, his or her spouse, children or dependents;

                  (iv) The need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage on the Participant's principal residence; or

                  (v) Other events provided for in rulings, notices or other documents published by the Commissioner of Internal Revenue. The amount of an immediate and heavy financial need may include amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution.

         (c) In order to demonstrate that a need cannot be met from other resources, the Participant shall be required to provide such documents or information as the Committee may require and to certify that the need cannot be relieved (i) through reimbursement from insurance, (ii) by reasonable liquidation of assets, (iii) by cessation of Pre-Tax or After-Tax Contributions under the Plan, or (iv) by other withdrawals under or loans from this or any other plan or a loan from a commercial lender, on reasonable terms.

         (d) Withdrawals under this Section shall be permitted only if the Participant has first withdrawn all amounts available to him under this or any other Employer plan and borrowed all amounts available to him under any other Employer plan. All of the Participant's Contributions to this Plan and contributions to all other plans maintained by the Employer (except contributions to welfare benefit plans and mandatory employee contributions to defined benefit plans) shall be suspended for a period of 12 months following such withdrawal, and the amount which the Participant may contribute as Pre-Tax Contributions for the Plan Year following such withdrawal shall not exceed the amount described in Code section 402(g), reduced by the amount of the Participant's actual Pre-Tax Contributions for the Plan Year in which the withdrawal occurred.

         (e) Distributions pursuant to this Section shall be made as soon as administratively feasible after the withdrawal is approved. The minimum withdrawal under this subsection is $500.00.

         SECTION 8.05. SOURCE OF FUNDS FOR WITHDRAWALS. A Participant may specify which of his Accounts should be charged for any withdrawal under this Article. Distribution will be made out of

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



the Participant's interests in each of the Investment Funds in accordance with the proportion of the Participant's Account then invested in such Fund. Notwithstanding the foregoing provisions of this Article, any withdrawal by a Participant of an amount held under any group investment contract held by the Trustee shall be subject to any restrictions on withdrawals contained in that contract.

         SECTION 8.06. LOANS TO PARTICIPANTS. On written application of a Participant, the Corporate Benefits Committee may, if it determines that the Participant is creditworthy, direct the Trustee to make a loan to him from the Trust Fund for any purpose set forth in the written loan policies of the Corporate Benefits Committee. The amount of any loan shall not exceed an amount equal to the lesser of:

         (a)  $50,000, reduced by the excess, if any, of:

              (i) the highest outstanding balance of loans from the Plan during the 1-year period ending on the day before the date the loan is made, over

              (ii) the outstanding balance of loans from the Plan on the date on which the loan is made; or

         (b) 50 percent of the amount of the Participant's nonforfeitable Account balances determined as of the last preceding Accounting Date.

Each such loan shall be evidenced by a written note containing such terms as may be determined by the Corporate Benefits Committee in a uniform and nondiscriminatory manner in accordance with written loan procedures adopted by it. Such terms shall provide that:

                  (i) interest will be paid on the amount of the loan at a commercial lender's then prevailing rate for loans of a similar type;

                  (ii) except in the case of a loan used to acquire a dwelling unit which, within a reasonable time (determined as of the date the loan is made) will be utilized as a principal residence of the Participant, the loan will be repaid within 5 years;

                  (iii) repayment of the loan will be made in substantially equal quarterly or more frequent installments over the period of the loan.

The Corporate Benefits Committee shall establish a Loan Account in the name of each Participant to whom a loan is granted, which Loan Account shall be periodically adjusted as provided in Article VI. If, on a Participant's distribution (under Section 7.02), any loan or portion of a loan made to him, together with the accrued

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



interest thereon, remains unpaid, an amount equal to such loan or portion thereof, together with the accrued interest thereon, shall be charged to the Participant's Accounts after all other adjustments required under the Plan have been made, but before any payment or distribution is made to any person pursuant to the provisions of Article VII.

                                   ARTICLE IX

                                 ADMINISTRATION
                                 --------------

         SECTION 9.01. DESIGNATION OF FIDUCIARIES. The persons designated in Sections 9.02, 9.03, and 9.05, and the persons they designate to carry out or help to carry out their duties or responsibilities are fiduciaries under the Plan and Trust. Each fiduciary has only those duties or responsibilities specifically assigned to him under the Plan or Trust or delegated to him by another fiduciary. Each fiduciary may assume that any direction, information or action of another fiduciary is proper and need not inquire into the propriety of any such action, direction or information. Except as provided by law, no fiduciary will be responsible for the malfeasance, misfeasance or nonfeasance of any other fiduciary. Any fiduciary may participate in the Plan, provided he otherwise is eligible to do so. Except as permitted by law, no Employee or director shall receive any compensation from the Plan or Trust for his services as a fiduciary.

         SECTION 9.02. BOARD. The Board will appoint the members of the Corporate Benefits Committee, act on any matter referred by the Corporate Benefits Committee under subsection 9.03(c) and receive and review reports submitted periodically by the Corporate Benefits Committee concerning administration of the Plan and Trust.

         SECTION 9.03. CORPORATE BENEFITS COMMITTEE.

         (a) DESIGNATION. The Board will name the members of the Corporate Benefits Committee and will fix the number of its members.

         (b) PURPOSE. The Corporate Benefits Committee will control and administer the Plan.

         (c) POWERS. The Corporate Benefits Committee has all powers necessary to carry out its purposes, including the following:

                  (i) administer the Plan in accordance with its terms and conditions;

                  (ii) establish the rules, regulations and procedures it finds necessary or appropriate to discharge its duties;

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



                  (iii) adopt or amend the Plan and any trusts or insurance contracts used to fund the Plan;

                  (iv) interpret the Plan, including supplying any omissions in accordance with the intent of the Plan;

                  (v) decide all questions concerning eligibility of any Employee to become a Participant;

                  (vi) compute the amount of benefits and determine to whom such benefits will be paid;

                  (vii) authorize or deny the payment of Plan benefits;

                  (viii) delegate its powers and duties to others as it sees fit, including:

                           (A) the preparation and filing of all reports with
                  governmental agencies;

                           (B) the preparation and distribution of booklets,
                  announcements, reports and descriptions of the Plan to Employees, as required by law;

                           (C) the maintenance of all records relating the Plan
                  and Trust;

                           (D) the establishment and administration of a
                  uniform claims procedure; and

                           (E) the performance of all other duties necessary to
                  administer the Plan;

                  (ix) employ those accountants, actuaries, agents, consultants, physicians and attorneys (who may be counsel to the Company) it finds necessary, and to receive and evaluate their reports;

                  (x) review bonding and insurance requirements;

                  (xi) designate an agent for service of legal process upon the Plan;

                  (xii) review and implement long-term planning in developing modifications of the Plan;

                  (xiii) establish and enforce the rules, regulations, procedures, investment policies and investment programs it considers desirable;

                  (xiv) receive and evaluate monthly, quarterly and annual reports of Trustees, investment managers and investment advisers;

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




                  (xv) review the performance of the Trustees, investment managers and/or investment advisers at least quarterly;

                  (xvi) allocate the amount of assets to be managed by each Trustee, investment manager and investment adviser;

                  (xvii) accept or reject rollover amounts;

                  (xviii) establish any accounts called for by the Plan or Trust;

                  (xix) report at least annually to the Company on the investment performance of the Trust Fund;

                  (xx) appoint, remove or replace other fiduciaries including the Trustee (or insurance company which holds Plan assets), investment managers or investment advisers;

                  (xxi) approve the amount of Employer Contributions to be made to the Plan or approve discontinuance of Employer
         Contributions to the Trust Fund;

                  (xxii) discontinue or terminate the Plan and any trusts or insurance contracts used to fund the Plan; and

                  (xxiii) perform any other act or acts necessary to the performance of its powers and duties;

         (d) RESIGNATION, REMOVAL AND DESIGNATION OF SUCCESSOR. The Company may remove any member of the Corporate Benefits Committee at any time. Any member of the Corporate Benefits Committee may resign at any time by delivering his written resignation to the Company and the Corporate Benefits Committee. New members will be named by the Company. Any new member will have the same rights, powers, privileges, immunities and duties as the other members of the Corporate Benefits Committee. The Corporate Benefits Committee must promptly notify the Trustee of any change in its membership.

         SECTION 9.04. ACTION OF COMMITTEE. Any act authorized, permitted or required to be taken by the Corporate Benefits Committee may be taken by a majority of its members, either by vote at a meeting or in writing without a meeting. All members must be notified of the proposed action and must have an opportunity to vote. A majority of the members of the Corporate Benefits Committee constitutes a quorum. All notices, advices, directions, certifications, approvals and instructions required or authorized to be given by the Corporate Benefits Committee must be in writing and signed (a) by a majority of the members of the Corporate Benefits Committee, (b) by the member or members of the Corporate Benefits Committee designated as having authority to execute documents on its behalf or (c) by a person authorized to act for the Corporate Benefits Committee under subsection 9.03(c)(ix).

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



         SECTION 9.05. TRUSTEE.

         (a) DESIGNATION. The Corporate Benefits Committee will appoint the Trustee.

         (b) POWERS AND DUTIES. The Trustee has the duties and powers set forth in the agreement executed by the Company and the Trustee.

         SECTION 9.06. EMPLOYER RECORDS. The Corporate Benefits Committee may inspect the Employer's books and records to determine any fact in connection with acts to be performed by it under the Plan, or it may rely on the Employer's statement. If the Corporate Benefits Committee wants any statement, certified, it may rely on a certification of the Company, Employer or Affiliate, as appropriate.

         SECTION 9.07. INDEMNIFICATION. All fiduciaries designated in Section
9.01 other than a bank or trust company or any insurance company acting as a Trustee and anyone else delegated any power, authority or responsibility under this Article, have all rights of indemnification provided by law or agreement or under the Company's Articles of Incorporation, regulations or by-laws. In addition, the Employer will satisfy any liability actually and reasonably incurred by all fiduciaries, other than a bank or trust company or an insurance company acting as Trustee, including expenses, attorneys' fees, judgments, fines and amounts paid in settlement, in connection with any threatened, pending, or completed action, suit or proceeding related to their exercise or failure to exercise any of the powers, authority, responsibilities or discretion provided under the Plan and the Trust, or reasonably believed by them to be provided thereunder, any action taken by them in connection with those matters if they acted in good faith and in a manner reasonably believed to be in or not opposed to the best interest of the Plan, and with respect to any criminal action or proceeding, if they had no reasonable cause to believe that their conduct was unlawful.

         SECTION 9.08. DISCRIMINATION PROHIBITED. In exercising any discretionary or absolute authority under the Plan, the Corporate Benefits Committee will act in a consistent and nondiscriminatory manner, treating all persons in similar circumstances in a similar manner. The Corporate Benefits Committee may take no action which would discriminate in favor of Members, Beneficiaries or Employees who are officers, shareholders or highly-compensated employees, or which would result in benefiting one employee or group of employees at the expense of others similarly situated.

         SECTION 9.09. REPRESENTATION IN PROCEEDINGS. In any court proceeding arising under the Plan, the Corporate Benefits Committee will be the representative of the Members, Beneficiaries and all other claiming any interest under the Plan.

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



         SECTION 9.10. TIME OF DELIVERY. Any information, forms of election, rejection or other materials required to be filed or delivered by a Member or Beneficiary to the Company, the Employer or any fiduciary will be deemed filed or delivered when received. Any consents, approvals, information, requests for information or other materials required to be filed or delivered to a Member or Beneficiary by the Company, the Employer for any fiduciary will be deemed filed or delivered on the earlier of the date of personal delivery or the date deposited in first class mail. Any information or other materials required to be filed or delivered to the Company, the Employer or any fiduciary by the Company, the Employer or any fiduciary will be deemed filed or delivered when actually received.

                                    ARTICLE X

                                  MISCELLANEOUS
                                  -------------

         SECTION 10.01. RIGHTS TO TRUST ASSETS.

         (a) No Participant or any other person shall have any right to, or interest in, any part of the Trust assets upon termination of employment or otherwise, except as provided from time to time under this Plan, and then only to the extent of the amounts due and payable to such person out of the assets of the Trust. All payments as provided for in this Plan shall be made solely out of the assets of the Trust and neither the Employers, the Trustee, nor any member of the Committee shall be liable therefor in any manner.

         (b) The effectiveness of this Plan is expressly subject to the condition that the Company shall initially receive a favorable determination letter from the Internal Revenue Service that the Plan meets the requirements for qualification under Section 401(a) of the Code and all Employer contributions hereunder are conditioned on the continued qualification of the Plan under such Code section and the deductibility of such contributions under Code section 404. In the event that the Internal Revenue Service initially fails to issue a favorable determination letter, the Company may, at its option, terminate the Plan, in which case all amounts in the Trust attributable to Employer contributions shall be refunded to the Employers and all amounts attributable to Participant contributions shall be distributed to Participants. In the event that the Committee determines that a contribution has been made as the result of a good faith mistake of fact, then the Committee may direct that any non-deductible Employer contribution or any other contribution made as the result of a mistake of fact shall be refunded to the Employer or Participant in accordance with applicable provisions of ERISA.

         (c) Except as provided in subsection (b) of this Section, the Employers shall have no beneficial interest of any nature whatsoever in any Employer Matching Contributions after the same

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



have been received by the Trustee, or in the assets, income or profits of the Trust or any part thereof.

         SECTION 10.02. NON-RECOMMENDATION OF INVESTMENT. The decision as to the choice of Investment Funds hereunder must be made solely by each Participant, and no officer or employee of any Employer or the Trustee is authorized to make any recommendation to any Participant concerning the allocation or reallocation of Contributions among the Investment Funds.

         SECTION 10.03. NON-ALIENATION. Except as otherwise provided herein, no right or interest of any Participant or Beneficiary in the Plan and the Trust shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, attachment, garnishment, execution, levy, bankruptcy, or any other disposition of any kind, either voluntary or involuntary, prior to actual receipt of payment by the person entitled to such right or interest under the provisions hereof, and such disposition or attempted disposition shall be void. Notwithstanding the foregoing, a qualified domestic relations order relating to child support, alimony payments or marital property rights shall be recognized and given effect if such order contains sufficient information to permit the Committee to determine that it meets the requirements of Code section 414(p). If a qualified domestic relations order so directs, distribution of benefits to the alternate payee may be made at a time not permitted for distributions to the Participant.

         SECTION 10.04. FACILITY OF PAYMENT. If the Committee shall determine that a Participant or Beneficiary entitled to a distribution hereunder is incapable of caring for his own affairs, because of illness or otherwise, it may direct that any distribution from such Participant's Account may be made, in such shares as it shall determine, to the spouse, child, parent or other blood relative of such Participant or his Beneficiary, or any of them, or to such other persons or persons as the Committee may determine. The Committee shall be under no obligation to see to the proper application of the distributions so made to such person or persons and any such distribution shall be a complete discharge of any liability under the Plan to such Participant or Beneficiary, to the extent of such distribution.

         SECTION 10.05. UNCLAIMED BENEFITS. In the event that the Committee is unable to locate any person who is entitled to benefits hereunder despite reasonable and diligent efforts to do so, then such person's benefits shall be automatically forfeited as of the last day of the Plan Year next following the year in which such benefits became payable; provided, however, in the event that such person subsequently makes a claim for such forfeited benefits prior to the termination of the Plan, such benefits shall be reinstated by means of a special Employer contribution equal to the amount of the forfeiture or by direct payment by the Company to such person as determined by the Committee.

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                                   ARTICLE XI

                            TOP-HEAVY PLAN PROVISIONS
                            -------------------------

         SECTION 11.01. EFFECT OF TOP-HEAVY STATUS. The Plan shall be a "Top-Heavy Plan" for any Plan Year if either of the following conditions applies:

         (a) The Top-Heavy Ratio for the Plan exceeds sixty percent (60%) and the Plan is not part of any Required Aggregation Group or Permissive Aggregation Group having a Top-Heavy Ratio of sixty percent (60%) or less.

         (b) The Plan is part of a Required Aggregation Group Having a Top-Heavy Ratio which exceeds sixty percent (60%) and is not part of a Permissive Aggregation Group having a Top-Heavy Ratio of sixty percent (60%) or less.

If the Plan is a Top-Heavy Plan in any Plan Year, the provisions of Article
11.03 through 11.05 shall supersede any conflicting provisions of the Plan.

         SECTION 11.02. ADDITIONAL DEFINITIONS. Solely for purposes of this Article, the following terms shall have the meanings set forth below:

         (a) "Key Employee" means any employee or former employee (and the beneficiary of such employee) whose status as an officer or owner of the Employer makes him a "key employee" as determined in accordance with Code section 416(i)(1) and the regulations thereunder.

         (b) "Determination Date" means the last day of the preceding Plan Year.

         (c) "Top-Heavy Ratio" means a fraction, the numerator of which is the sum of account balances under any defined contribution plans maintained by the Employer for all Key Employees and the present value of accrued benefits under any defined benefit plans maintained by the Employer for all Key Employees, and the denominator of which is the sum of the account balances under such defined contribution plans for all employees and the present value of accrued benefits under such defined benefit plans for all employees disregarding in either case accrued benefits attributable to employees who have not been employed within the five year period preceding the Determination Date. Both the numerator and denominator of the Top-Heavy Ratio shall be adjusted for any distribution of an account balance on an accrued benefit made in the five (5) year period ending on the Determination Date and any contribution due but unpaid as of the Determination Date. For purposes of calculating the Top-Heavy Ratio, (i) the value of account balances and the present value of accrued benefits shall be

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



determined as of the most recent Valuation Date that falls within or ends with the twelve (12) month period ending on the Determination Date, and (ii) the account balances and present values of accrued benefits of any employees who are not Key Employees but who were Key Employees in a prior year shall be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers and transfers are taken into account will be made in accordance with Code section 416 and the regulations thereunder. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year. The present value of accrued benefits shall be determined pursuant to Code section 416(g) using a five (5) percent interest assumption and the 11P-1984 Mortality Table. Solely for the purpose of determining if the Plan, or any other plan included in an aggregation group of which this Plan is a part, is top-heavy, the accrued benefit of an Employee other than a Key Employee shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Affiliates, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code section 411(b)(1)(C).

         (d) "Permissive Aggregation Group" means the Required Aggregation Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code section 401(a)(4) and 410.

         (e) "Required Aggregation Group" means (i) each qualified plan of the Employer in which at least one Key Employee participates, and (ii) any other qualified plan of the Employer which enables a plan described in (i) to meet the requirements of Code sections 401(a)(4) and 410.

         (f) "Valuation Date" means (i) in the case of a defined contribution plan, the Determination Date, and (ii) in the case of a defined benefit plan, the date as of which funding calculations are generally made within the twelve
(12) month period ending on the Determination Date.

         (g) "Employer" means the employer or employers whose employees are covered by this Plan and any other employer which must be aggregated with any such employer under Code sections 414(b), (c), (m) or (o).

         SECTION 11.03. MINIMUM BENEFITS. For any year in which the Plan is a Top-Heavy Plan, the employer contributions on behalf of each Employee who is not Key Employee shall at least be equal to three percent (3%) of such Employee's compensation (as defined in Code section 415) for such Plan Year or the percentage of compensation allocated on behalf of the Key Employee for which such allocation was highest, whichever is less, reduced however by the

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



amounts allocated to such Employee under any other defined contribution plans. If such Employee is also covered under a defined benefit plan of the Affiliates, such Employee will only be entitled to the defined benefit minimum.

         SECTION 11.04. MAXIMUM BENEFIT LIMITS. If the Employer maintains a defined benefit plan and a defined contribution plan which both cover one or more of the same Key Employees, and if such Plans are Top-Heavy, then the limitation stated in a separate provision of this Plan with respect to the Code section 415(e) maximum benefit limitations shall be deemed to refer to a 1.0 adjustment on the dollar limitation rather than a 1.25 adjustment. This provision shall not apply if the Top-Heavy Ratio is less than ninety percent (90%) and if the minimum benefit requirements of Section 11.03 are met when three percent (3%) is changed to four percent (4%).

                                   ARTICLE XII

                                    AMENDMENT
                                    ---------

         SECTION 12.01. GENERAL AMENDMENT. The Corporate Benefits Committee may amend the Plan at any time, by action of a majority of its members at a meeting or by unanimous written consent in lieu of meeting. The Employer, the Corporate Benefits Committee and all Members, Beneficiaries and other persons will be bound by those amendments. However, no amendment may increase the duties or liabilities of the Trustee, the Company or the Employer without its written consent, and no amendment may authorize or permit any part of the Trust Fund to be used for or diverted to any purpose other than the exclusive benefit of Members or their Beneficiaries, and for defraying the reasonable expenses of administering the Plan and Trust. The Corporate Benefits Committee specifically reserves the right to make any amendment designed to comply, or to eliminate any uncertainty of compliance, with the Code, ERISA, any other laws relating to qualified employees' trusts or any regulations or rulings issued under those laws, even though accrued benefits are eliminated or reduced retroactively.

         SECTION 12.02. AMENDMENT OF VESTING SCHEDULE. If the Plan is amended to provide a different vesting schedule, each person adversely affected:

         (a) who is a Participant during the election period below; and

         (b) who has completed a Period of Service of at least three years before that period ends;

may elect to have the amendment disregarded in determining his vested amount. The election must be in writing and delivered to the Corporate Benefits Committee within the election period. Upon

                                      -35-

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



delivery, the election will be irrevocable. The election period begins on the date the amendment is adopted and ends 60 days after the latest of the date:

         (c) the amendment is adopted;

         (d) the amendment becomes effective; or

         (e) the Corporate Benefits Committee delivers a written notice of the amendment to the Participant.

No amendment to the Plan's vesting schedule may decrease the vested amount which any Member has earned as of the date of the amendment.

                                  ARTICLE XIII

                    SUSPENSION, DISCONTINUANCE OR TERMINATION
                    -----------------------------------------

         SECTION 13.01. TERMINATION OR PARTIAL TERMINATION OF THE PLAN. The Corporate Benefits Committee may terminate or partially terminate the Plan at any time by action of a majority of its members at a meeting or by unanimous written consent in lieu of meeting. If the Plan is terminated or partially terminated without termination of the Trust, the Trust will be continued until terminated by the Corporate Benefits Committee or until all Trust assets have been distributed.

         SECTION 13.02. TERMINATION OF THE TRUST. If the Plan is terminated or partially terminated, the Trust may be terminated by the Corporate Benefits Committee in the manner described above. The Trust Fund and each account under the Trust Fund will be valued as provided in the Trust document. The Corporate Benefits Committee will determine the methods and means of distribution and will certify that information to the Trustee. After receiving that certification and after making necessary adjustments to reflect additional earnings, losses and liquidation expenses, the Trustee will distribute the Trust assets promptly. If one but not all Employers terminates or partially terminates the Plan, that Employer will determine whether or not the Trust will continue for its Members. If those interests are terminated, the Corporate Benefits Committee will direct their liquidation under this Section.

         SECTION 13.03. DISCONTINUANCE OF EMPLOYER CONTRIBUTIONS. The Employer expects to continue the Plan and to make Employer Contributions indefinitely. However, the Employer does not assume a contractual obligation to continue the Plan and reserves the right to reduce, suspend or discontinue Employer Contributions. Any suspension or discontinuance of Employer Contributions will not constitute a discontinuance of the Plan. If Employer Contributions are discontinued or suspended the Trust will be continued until

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



terminated by the Company or until all trust Assets have been distributed.

                                   ARTICLE XIV

                                     GENERAL
                                     -------

         SECTION 14.01. SEVERABILITY. Each provision of the Plan is independent of each other provision. If any provision of the Plan proves to be, or is finally held by any court or tribunal, board or authority of competent jurisdiction to be illegal, unenforceable or in conflict with the Code, ERISA or any other law relating to qualified employees' trusts, that provision will be disregarded and will be void. Such invalidation will not impair the Plan or any of its other provisions.

         SECTION 14.02. MERGER OF PLANS. No merger or consolidation of the Plan with, or transfer in whole or in part of the assets and liabilities of the Trust Fund to, any other plan of deferred compensation or trust fund maintained or established for the benefit of all or some Members may occur unless:

         (a) each Member would receive (if the other plan then terminated) a benefit immediately after the merger, consolidation or transfer which is equal to or great than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated);

         (b) resolutions adopted by the Company, the Corporate Benefits Committee, and the Employer, and by any new or successor employer of the affected Members, authorize the transfer of assets and, in the case of the new or successor employer of the affected Members, its resolutions specifically assume liabilities for those Members' benefits; and

         (c) the other plan and trust are qualified under Code sections 401(a) and 501(a).

         SECTION 14.03. PLAN NOT A CONTRACT OF EMPLOYMENT. Neither the creation of the Plan nor any amendment to it nor the creation of the Trust Fund nor the payment of benefits gives any legal or equitable right to any person against the Company, the Employer or any Affiliate, their officers or employees, or against the Trustee except as provided in the Plan. All liabilities under the Plan will be satisfied, if at all, only out of the Trust Fund. Participation in the Plan does not give any Member any right to continued employment.

         SECTION 14.04. SUCCESSORS; REORGANIZATIONS. In the case of the merger, consolidation, sale of assets, liquidation or other reorganization of the Employer under circumstances in which a successor person, firm or company (a) continues all or a

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



substantial part of the Employer's business and (b) employs a substantial number of the Employer's employees, the successor will be substituted for the Employer under the Plan if it files a written election with the Trustee and the Corporate Benefits Committee to carry on the provisions of the Plan.

         SECTION 14.05. EXPENSES. The Employer will pay all the expenses of administering the Plan, including the Trustee's compensation and expenses, any broker's fees incurred by the Trust, the expenses of the Corporate Benefits Committee, and any other expenses incurred at the direction of the Corporate Benefits Committee. Any of those expenses not paid by the Employer will be paid out of the Trust Fund. The Company will allocate the expenses among Employers.

         SECTION 14.06. CONTROLLING LAW. The Plan will be construed and enforced according to the laws of the State of Ohio and the United States.

         SECTION 14.07. CONSTRUCTION. If the Plan contains contradictory clauses or if there appears to be a conflict between its provisions, the following rules of construction will apply:

         (a) The interpretation that favors the Plan as a tax-free retirement plan and the deduction of Employer Contributions for federal income tax purposes will prevail over any interpretation that might render the Plan taxable or prevent that deduction.

         (b) Subject to subsection (a), the rules established by the Supreme Court of the State of Ohio for the construction of like instruments will apply.

         SECTION 14.08. HEADINGS. The headings and subheadings in the Plan are inserted for convenience of reference only and are not to be considered in the construction of its provisions.

         SECTION 14.09. COUNTERPARTS. The Plan may be executed in any number of counterparts, each of which is an original. All counterparts constitute one and the same instrument, sufficiently evidenced by any one counterpart.

         SECTION 14.10. TREASURY QUALIFICATION. The Plan is designed to comply with Code section 401(a) and will terminate automatically if (a) the Internal Revenue Service issues a written determination that the Plan as initially adopted is not qualified and the Corporate Benefits Committee elects not to amend or further amend the Plan, or (b) the Internal Revenue Service fails to issue, within one year following a request that the Internal Revenue Service issue, a written determination of qualification. Upon termination of the Plan under this Section, the Trust will terminate and all amounts contributed by the Employer and Participants (adjusted for net earnings and losses) will be returned to them.

                                      -38-

         SECTION 14.11. DENIAL OF GUARANTY. There is no guarantee that the Trust Fund will not incur losses or depreciate in value. Also, there is no guarantee that any benefit or amount which may become due to any Member, Participant or Beneficiary, or to any creditor of the Trust will be paid, nor does the Employer or the Corporate Benefits Committee guarantee or assume any obligation to enforce payment by any insurance company of any benefit or amount which may become due under any insurance contract. Each Member or Beneficiary and any creditor of the Trust may look only to the Trust Fund for payment. After a Member's Distributable Credit has been fully distributed to him or to his Beneficiary, or to the persons designated in Section 5.05, his interest in the Trust Fund is extinguished. Neither the Company nor the Employer is liable in any manner to any Member, Beneficiary or other person for any act or omission of the Corporate Benefits Committee or Trustee.

                                      -39-

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



                                  SUPPLEMENT A

                       IRS MODEL DIRECT ROLLOVER REVISIONS
                           (Effective January 1, 1996)

A.1 Rollover Requirements

Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Supplement, a distributee may elect, at the time and in the manner prescribed by the plan administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

A.2 Definitions

(a) Eligible rollover distribution: An eligible rollover distribution is any cash distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).

(b) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

(c) Distributee: A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

(d) Direct rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

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



                                  SUPPLEMENT B

                      IRS MODEL SECTION 401(a)17 LIMITATION
                           (Effective January 1, 1996)

In addition to other applicable limitations set forth in the plan, and notwithstanding any other provision of the plan to the contrary, the annual compensation of each employee taken into account under the plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

For plan years beginning on or after January 1, 1994, any reference in this plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

If compensation for any prior determination period is taken into account in determining an employee's benefit accruing in the current plan year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

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




                                  SUPPLEMENT C

                           PERIOD OF LIMITED ACTIVITY
                           (Effective January 1, 1996)

         This Supplement applies to Participants who were Participants in the Robbins & Myers, Inc. Employee Savings Plan on December 31, 1995. During the period beginning January 1, 1996 and ending as soon as practicable following the transition to Vanguard administration, such Participants shall not be permitted to take loans or any in-service withdrawals under the Plan.

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



                              ROBBINS & MYERS, INC.

                     EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN
                     --------------------------------------

                  In consideration of their continued employment, ROBBINS & MYERS, INC. (the "Company") agrees to provide each Executive a supplemental retirement benefit under the terms described below.

                  The Company expressly intends that this program constitute an unfunded, nonqualified program of deferred compensation for specified key management employees as described in the Employee Retirement Income Security Act of 1974, as amended.

                  SECTION 1.  DEFINITIONS.

Unless defined below, each term used in this plan will have the meaning given to it in the Robbins & Myers, Inc. Pension Plan in effect on the date of reference.

                  (a) BENEFICIARY means the person, persons or entity which the Executive designates to receive death benefits under this Agreement in the form and manner approved by the Committee. A designation of a Beneficiary may be revoked or amended at any time in a similar manner. If there is no effective designation, an Executive's Beneficiary will be the person entitled to receive his death benefits under the Qualified Plan or, if there is no such person, his estate.

                  (b) BOARD OF DIRECTORS means the Company's board of directors.

                  (c) COMMITTEE means the compensation committee of the Board of Directors.

                  (d) EXECUTIVE means each "Eligible Employee" (as defined in the Qualified Plan) who is a key management employee of the

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



         Company or an affiliate and who has been designated by the President and Chief Executive Officer of the Company as a participant in the Plan.

                  (e) PLAN means the Robbins & Myers, Inc. Executive Supplemental Retirement Plan.

                  (f) QUALIFIED PLAN means the Robbins & Myers, Inc. Pension Plan, sometimes referred to below as the "Pension Plan," a tax-qualified employee defined benefit pension plan sponsored by the Company, of which the Executive is or has been a member.

                  (g) SUPPLEMENTAL PENSION means the payments under this Agreement.

                  SECTION 2.  SUPPLEMENTAL PENSION.

                  (a)  NORMAL RETIREMENT.  If the Executive severs from
         Service on or after his Normal Retirement Date, the Company will pay to him a monthly benefit for his life only equal to the benefit calculated under the Qualified Plan in which the Executive is actively accruing benefits on the date he severs from Service with the Company (or would be accruing benefits but for section 415 of the Internal Revenue Code of 1986, as amended ("Code")) as provided in Section 4.1(a) of the Pension Plan (as modified in Exhibit A) without regard to:

                           (i) the limitation imposed on compensation under the
                  Qualified Plan by sections 401(a)(17) or 416(d) of the Internal Revenue Code of 1986, as amended (the "Code"); or

                           (ii) the limitation imposed on benefits under the Qualified Plan by section 415 of the Code reduced by the sum of benefits payable under the Qualified Plan. Once earned, a benefit may not be changed without prior consent of the Executive and the Board of Directors.

                  (b) EARLY RETIREMENT. If the Executive severs from Service on or after his Early Retirement Date, the Company will pay him a monthly benefit for his life only calculated under Section 2(a) and reduced as provided in the Qualified Plan if benefits begin before the Executive's Normal Retirement Date; provided, however, that if the Compensation Committee of the Board of Directors of the Company so determines in its sole and absolute discretion, with respect to an Executive who severs from Service on or after his 62nd birthday with at least 8 years of Vesting Service, the benefit payable under this Plan shall be calculated in the manner described in paragraph (a) above.

                  (c) DISABILITY. If the Executive becomes Disabled before severing from Service, he will receive a monthly calculated under
         Section 2(a) as if he had continued to receive compensation at the rate paid on his date of disability and continued to earn Credited Service from his date of disability until the date benefits begin or the earlier of the date the Committee consents to the payment of benefits or his Normal Retirement Date.

                  (d) DEATH. If the Executive dies before severing from Service, his Beneficiary will receive in a single lump sum payment the actuarial equivalent of the benefit which would have been payable to the Executive if he had reached his Normal Retirement Date on the day before his death, reduced by

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



         the value of any death benefit payable under the Qualified Plan.

                  (e) TERMINATION FOR OTHER REASONS. If the Executive severs from Service for any other reason before his Early Retirement Date and before he has earned a nonforfeitable right to 100% of his benefits under the Qualified Plan, he will irrevocably forfeit all benefits under this program. If the Executive severs from Service for any reason other than those described in paragraphs (a) through (d), after he has earned a nonforfeitable right to 100% of his benefits under the Qualified Plan, he will receive the benefit described in paragraph (a), commencing on his Normal Retirement Date. The benefit payable under this supplemental retirement plan will be calculated as a lump sum (using the applicable assumptions from the Pension Plan) as if that benefit and the retirement benefit payable under the Qualified Plan begin at the same time. If the Executive elects another form of payment under the Pension Plan, the benefit under this Plan shall be converted to that form using the appropriate assumptions set forth in the Pension Plan. Benefits from the Qualified Plan will be calculated under the terms of the Qualified Plan in effect as of the date of calculation, ignoring any division of benefits under the Qualified Plan pursuant to a Qualified Domestic Relations Order (as defined in the Qualified Plan).

         SECTION 3. RISK OF FORFEITURE. If the Executive, without the express prior written consent of the Company, directly or indirectly, individually or as an agent, officer, director, employee, consultant, shareholder, or partner engages in any

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



business or enterprise which is in competition with the Company during the time of the Executive's employment with the Company or any of its affiliates or at any time thereafter, all benefits accrued under this supplemental retirement plan will be forfeited permanently and payment of benefits, if begun, will stop.

         As used in this Section, (i) the words "Competition with the Company" include competition with any subsidiary or affiliate of the Company, or their successors or assigns, or the business of any of them, and (ii) a business or enterprise will be in Competition with the Company if it is engaged, in any state in the United States in which the Company's products are then marketed or in any foreign country in which the Company's products are then marketed, in manufacturing, designing, engineering, assembling or distributing pumps, oil field power sections, industrial mixers and agitators, glass-lined reactor and storage vessels, and valves. However, this section will not prevent the Executive from (i) being employed by or serving as an officer of or consultant to any subsidiary or division of a business or enterprise in Competition with the Company if that subsidiary or division is not itself in Competition with the Company; or (ii) purchasing or holding for investment less than 2% of the shares of any corporation regularly traded either on a national securities exchange or in the over-the-counter market.

         The Executive also will forfeit any benefits accrued under this supplemental retirement plan and payment of benefits, if begun, will stop if the Executive, without the express prior written consent of the Company, discloses, misappropriates, or makes available to anyone outside the Company at any time, either

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



during the Executive's employment with the Company or any of its affiliates or subsequent to termination of employment, any trade secrets or confidential information belonging to the Company or any of its affiliates. As used in this Section, "confidential information" includes, but is not limited to, business systems, methods, policies, procedures, manuals, promotional materials, price lists, pricing policies, order forms, contracts, agreements, invoices, receipts, messages, memoranda, circulars, bulletins, sales records for any assigned territory, sale and delivery schedules, customer lists, customer files, customer credit terms and information, any records regarding the solicitation of orders, past, present or prospective orders or customers for the products and product knowledge belonging to the Company or any of its affiliates (that is, the manner in which products are made, purchased, prepared and used) to the extent that any of these items are used by the Company or any of its affiliates in this business and which become known to the Executive by reason of his or her employment or otherwise.

         SECTION 4. ADMINISTRATION. The Committee is responsible for the general interpretation and administration of this Agreement and the carrying out of its provisions, and has all rights and powers required in that connection.

         SECTION 5. TITLE TO FUNDS. The Executive's rights under this Agreement are not funded or secured by any fund, trust or other property. Benefits will be paid by the Company to the Executive or to his Beneficiary when due, out of its general assets, which are subject to the rights of the general creditors of the Company.

         SECTION 6. GENERAL PROVISIONS.

                  (a) NON-ALIENATION OF BENEFITS. No benefit payable under this Agreement and no right or privilege under this Agreement may be anticipated, alienated, sold, transferred, signed, pledged, garnished, encumbered or charged by the Executive, and any attempt to do so will be void.

                  (b) AMENDMENT; TERMINATION. No modification or amendment of any provision of this Agreement will be effective unless made in writing and signed by both parties. When an Executive severs from Service, he will cease to earn additional benefits under this program, except as provided in paragraph 2(c). If the Executive is reemployed after severing from Service (whether or not he incurs a Break-in-Service as defined in the Qualified Plan), he may earn benefits attributable to his subsequent period of employment only if the Committee again extends this program to him.

                  (c) NON-DUPLICATION. No Executive may receive a benefit under this Plan if he receives a benefit under the Robbins & Myers, Inc. Executive Supplemental Pension Program.

                  (d) SUCCESSOR; BINDING AGREEMENT. This Agreement and the obligations hereunder are binding on the Company and its successors and assigns. In the case of a merger, consolidation, sale of all or substantially all of its assets, liquidation or other reorganization of the Company under circumstances in which a successor person, firm or company (a) continues all or a substantial part of the Company's business and (b) employs a substantial number of the Company's employees, the successor will be substituted for the Company under this Agreement. The Company will require any successor

                                      -49-

         (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company, by agreement in form and substance reasonably satisfactory to Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.

                  (e) ARBITRATION. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, will be settled by arbitration in Dayton, Ohio, in accordance with the Rules of the American Arbitration Association, and judgment upon the award rendered by the Arbitrator(s) may be entered in any court having jurisdiction thereof.

                  (f) APPLICABLE LAW. This Agreement will be governed by and construed in accordance with the laws of the State of Ohio and the United States of America.

                  (g) PROGRAM NOT A CONTRACT OF EMPLOYMENT. Neither the adopting of this supplemental pension program nor the payment of any benefit gives any legal or equitable right to any person against the Company, any affiliate of the Company or their officers or employees except as provided in this document. Participation in the program does not give any Executive any right to continued employment.

         IN WITNESS WHEREOF, Robbins & Myers, Inc. has executed this document this ___ day of ______________, 1996.

                                       ROBBINS & MYERS, INC.

                                      -50-

                                       By: ________________________

                                       Title:______________________

                                      -51-

                             AGREEMENT OF EXECUTIVE

         The undersigned hereby agrees to be designated as an Executive participating in the foregoing Robbins & Myers, Inc. Executive Supplemental Retirement Plan and to be bound by the terms and provision of said Program.

                                       _________________________________
                                       Executive

                                       Date: ___________________________





                                      -52-

                                    EXHIBIT A

         For purposes of calculating an Executive's benefit under Section 4.1(a) of the Pension Plan, the following rules apply:

                  (a) The amount of an Executive's Credited Service shall be determined by multiplying the Executive's Credited Service, as determined under the terms of the Pension Plan, by the percentage set forth in the following table:

                           Daniel Duval                           150%
                           Gerald L. Connelly                     130%
                           George M. Walker                       130%
                           Hugh E. Becker                         130%

         In no event shall the total Credited Service of an Executive exceed 35 years after application of the above table.

                  (b) The amount of an Executive's Final Average Earnings shall be calculated taking into account any elective deferred compensation for the applicable period.

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